Exhibit 27(r)(ii)

Powers of Attorney

Ron F. Wagley

Larry N. Norman

Timothy F. Kneeland

POWER of ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint Craig D. Vermie, Thomas E. Pierpan and Priscilla I. Hechler, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

(1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

(2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

(3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature	Title	Date

/s/ RON F. WAGLEY Ron F. Wagley	Chairman of the Board	March 24, 2004

POWER of ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint Craig D. Vermie, Thomas E. Pierpan and Priscilla I. Hechler, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

(1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

(2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

(3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature	Title	Date

/s/ TIMOTHY F. KNEELAND Timothy F. Kneeland	Director and President	March 24, 2004

POWER of ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A; a separate account established by Life Investors Insurance Company of America under the laws of the State of Iowa, hereby make, constitute, and appoint Craig D. Vermie, Thomas E. Pierpan and Priscilla I. Hechler, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

(1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, on behalf of LIFE INVESTORS VARIABLE LIFE ACCOUNT A;

(2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

(3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature	Title	Date

/s/ LARRY N. NORMAN Larry N. Norman	Director and Executive Vice President	March 24, 2004